Adjusting Items Included In Profit From Operations	6 Months Ended
Jun. 30, 2022
Revenue [Abstract]
Adjusting Items Included In Profit From Operations

ADJUSTING ITEMS INCLUDED IN PROFIT FROM OPERATIONS

Adjusting items are significant items in the profit from operations that individually or, if of a similar type, in aggregate, are relevant to an understanding of the Group’s underlying financial performance.

In summary, in the six months ended 30 June 2022, the Group incurred £1,967 million (30 June 2021: £328 million; 31 December 2021: £916 million) of adjusting items within profit from operations:

	Six months ended 30 June		Year ended 31 December
	2022	2021	2021
	£m	£m	£m
Restructuring and integration costs	333	83	150
Amortisation and impairment of trademarks and similar intangibles	161	151	306
Impairment of goodwill	-	-	57
Impairment and associated costs in respect of assets/liabilities (or businesses) held-for-sale/disposed of in the period	958	71	358
Credit in respect of the partial buy-out of the pension fund in the U.S.	(15)	-	(35)
Other adjusting items (largely other litigation including Engle)	530	23	80
Total adjusting items included in profit from operations	1,967	328	916

Notes to the Unaudited Interim Financial Statements

Adjusting items included in profit from operations cont…

(a) Restructuring and integration costs

Restructuring costs reflect the costs incurred as a result of initiatives to improve the effectiveness and the efficiency of the Group as a globally integrated enterprise. These costs represent additional expenses incurred that are not related to the normal business and day-to-day activities. These initiatives include a review of the Group’s manufacturing operations, and the costs associated with Quantum, being the review of the Group’s organisational structure to simplify the business and create a more efficient, agile and focused company. Quantum was expected to deliver at least £1 billion of annualised savings over a three-year period (to 2022). However, with further savings identified, this target was upgraded to at least £1.5 billion by 2022 which has now been achieved, six months early.

The restructuring costs of the Group’s initiatives are included in profit from operations under the following headings:

	Six months ended 30 June		Year ended 31 December
	2022	2021	2021
	£m	£m	£m
Employee benefit costs	49	68	160
Depreciation, amortisation and impairment costs	131	(4)	(11)
Other operating expenses	153	19	1
Total	333	83	150

The restructuring costs in the six months ended 30 June 2022 include the cost of employee packages in respect of Quantum and the ongoing costs associated with initiatives to improve the effectiveness and efficiency of the Group as a globally integrated organisation. The costs mainly relate to factory closures or rationalisation in APME and the U.S. and costs recognised as part of the Group’s announced exit from Egypt.

The restructuring costs in the six months ended 30 June 2021 include the cost of employee packages in respect of Quantum and the ongoing costs associated with initiatives to improve the effectiveness and efficiency of the Group as a globally integrated organisation. The credit recognised in depreciation and impairment costs is due to a partial impairment reversal following the revision of factory rationalisation initiatives. In the twelve months ended 31 December 2021, in addition to the continued impact of activities described in relation to the first half of 2021, the Group incurred a charge of £27 million, including £4 million for foreign exchange reclassified from equity, related to the Group's withdrawal from Myanmar, and a credit of £59 million as an accrual was released on finalisation of the Reynolds American dissenting shareholders litigation.

(b) Amortisation and impairment of trademarks and similar intangibles

Acquisitions in previous years have resulted in the capitalisation of trademarks and similar intangibles including those which are amortised over their expected useful lives, which do not exceed 20 years. The amortisation and impairment charge of £161 million (30 June 2021: £151 million; 31 December 2021: £306 million) is included in depreciation, amortisation and impairment costs in the Income Statement for the six months ended 30 June 2022.

(c) Assets classified as held-for-sale

On 11 March 2022, the Group announced the intention to transfer the Russian business in full compliance with international and local laws. Upon completion, it is intended that the Group will no longer have a presence in Russia. The Group has two subsidiaries in Russia (BAT Russia), being JSC British American Tobacco-SPb and JSC International Tobacco Marketing Services (ITMS).

At the date of writing, no agreement to transfer the shares in these subsidiaries has been entered into, with no definitive consideration known. However, in accordance with IFRS, the assets of these subsidiaries comprising £387 million of property, plant and equipment and other non-current assets, £696 million of trade and other receivables, £240 million of cash and cash equivalents and £144 million of other current assets principally relating to inventories, have been classified as held-for-sale at 30 June 2022 and presented as such on the balance sheet at an estimated recoverable value. In addition, £11 million of borrowings and £528 million of trade creditors and other current liabilities have been classified as held-for-sale at 30 June 2022. Impairment charges and associated costs of £957 million have been recognised in the Income Statement and have been treated as a non-cash, adjusting item. The assessment of recoverable value has taken into account a range of internal assumptions, including those regarding the impact, extent and duration of sanctions, the likelihood of consideration being significantly deferred, and ongoing macroeconomic developments, including the impact of inflation and interest rates. All assumptions are based on current expectations and are subject to a very high degree of volatility and uncertainty and therefore may change up until the final value can be determined, based on an actual transaction.

Notes to the Unaudited Interim Financial Statements

Adjusting items included in profit from operations cont…

(c) Assets classified as held-for-sale (cont…)

On completion of the transaction, certain other items, including foreign exchange previously recognised in the Statement of Other Comprehensive Income (which was £58 million at 30 June 2022) will be reclassified to the Income Statement in the period in which completion occurs. The financial impact of these items will also be treated as non-cash, adjusting items.

The following is a reconciliation between the total assets available for sale and their estimated recoverable amount:

£m
Total assets held-for-sale	1,482
Impairment of non-current assets held-for-sale - Russia	(387)
1,095
Excess impairment beyond non-current assets held-for-sale - Russia	(541)
Assets held-for-sale*	554
*Includes assets held-for-sale in other territories

(d) Other

In the six months ended 30 June 2022, the Group incurred £1,473 million (30 June 2021: £94 million; 31 December 2021: £460 million) of other adjusting items. These included:

•

A charge of £958 million related to the impairment of assets and liabilities classified as held-for-sale, of which £957 million is in respect of the Group’s Russian businesses (as described on pages 33 and 34) and a net £1 million relates to the sale of the Group’s business in Iran in 2021;

•	A charge of £450 million recognised in respect of the DOJ and OFAC investigations into alleged historical breaches of sanctions (see page 20);
•

A net credit (£15 million) in respect of a settlement gain related to the further partial buy-out of the U.S. pension fund as approximately an additional US$1.6 billion (£1.3 billion) of plan liabilities have been removed from the balance sheet; and

•

A charge of £80 million (30 June 2021: £23 million; 31 December 2021: £80 million) predominantly related to other litigation costs including Engle progeny (30 June 2022: £104 million), partly offset in the first half of 2022 by credit of £24 million related to a favourable resolution in respect of MSA litigation in the state of Illinois.

In the first half of 2021, the Group recognised a charge of £71 million, largely in relation to the impairment arising from the sale of the Group’s operations in Iran as the assets and liabilities were classified as held-for-sale at 30 June 2021. The transaction was subsequently completed in August 2021, with a total charge of £358 million recognised in 2021, which included £272 million of foreign exchange previously recognised in the statement of other comprehensive income, reclassified to the income statement.

Notes to the Unaudited Interim Financial Statements

Adjusting items included in profit from operations cont…

(e) Ongoing impairment review of assets

The Group reviews and monitors the performance of its non-financial assets (including goodwill) in line with the requirements of IAS 36 Impairment of Assets. In preparing the Half-Year Report for the six months ended 30 June 2022, the Group has assessed if any impairment indicators exist requiring a further detailed impairment assessment to be undertaken.

On 28 April 2022, the FDA announced a proposed product standard to prohibit menthol as a characterising flavour in cigarettes, consistent with their previously stated timeline. Management notes that the proposal of a product standard does not itself constitute a ban on menthol in cigarettes given the proposed standard is still required to go through the established U.S. comprehensive rule-making process, the timetable and outcome for which was, and remains, uncertain. Management had incorporated the anticipated impacts of a proposed product standard within the 2021 year-end impairment assessment and the further announcement from the FDA has not altered management’s view on the expected timeline of a potential product standard being introduced. As a result, no impairment trigger has been identified for this half-year reporting period.

Further to this, on 21 June 2022, the FDA announced plans to develop a proposed product standard that would establish a maximum nicotine level in cigarettes and certain other combustible tobacco products to reduce addictiveness. Management notes that the FDA announcement does not itself constitute restrictions on nicotine levels in cigarettes, and any proposed regulation of menthol in cigarettes would need to be introduced through the established U.S. comprehensive rule-making process, the timetable and outcome for which was, and remains, uncertain. Further, management do not deem this to be a new development but rather a continuation of the rulemaking process that FDA initiated in 2017 that was later put on hold.  As a result, no impairment trigger has been identified for this half-year reporting period.

Management have also assessed the carrying value of the Group’s investment in Organigram Holdings Inc. given its current market capitalisation having been identified as a trigger for a detailed impairment assessment to be undertaken. As part of this exercise, management took into consideration Organigram’s share price as at 30 June 2022, internal value-in-use calculations, external trading multiples and broker forecasts. As a result of this analysis, it was concluded that an impairment charge of £65 million (or £59 million net of tax) was required against the carrying value of the investment in associate, with the recoverable amount as at 30 June 2022 being £76 million.

In relation to the Group’s operations in GTR, the business continues to recover from the constraints faced by global travel as a result of the COVID-19 pandemic. In line with the assessment undertaken as part of the 2021 year-end exercise, management has applied a reasonable range of sensitivities and continues to assess that, despite the assumed phased recovery, there was no indication of impairment. For GTR’s headroom to be reduced to nil, the forecast cash flows would have to reduce by 80% in each forecast year which is not considered to be a reasonably possible scenario as we continue to believe that the duty-free business will recover to its pre-pandemic levels.

Aside from the considerations noted above, no other impairment indicators were identified as part of our review. As part of the standard year-end impairment process, a detailed impairment review will be undertaken for all cash generating units in line with IAS 36 Impairment of Assets. This will include the entire Reynolds American portfolio (including Newport and Camel) to ensure the book values remain supportable.

Notes to the Unaudited Interim Financial Statements

ADJUSTING ITEMS INCLUDED IN NET FINANCE COSTS

In the six months ended 30 June 2022, the Group incurred adjusting items within net finance costs of £41 million (30 June 2021: £34 million; 31 December 2021: £55 million). This included:

•

£28 million of foreign exchange arising on the revaluation of foreign currency balances held in Russia that, due to the adjusting event related to the proposed transfer of the Group’s Russian business (described on page 19), do not qualify for hedge accounting; and

•	Interest of £13 million (30 June 2021: £10 million; 31 December 2021: £20 million) in relation to the FII GLO, as described on page 40.

In the first half of 2021, as part of the sale of the Group’s operations in Iran, the Group recognised an impairment of investments held at fair value (£24 million). Also in 2021, the Group incurred interest on adjusting payables in respect of a settlement in Turkey of £11 million.

All of the adjustments noted above have been included in the adjusted earnings per share calculation on pages 40 and 41.

ADJUSTING ITEMS INCLUDED IN SHARE OF POST-TAX RESULTS OF ASSOCIATES AND JOINT VENTURES

The Group’s interest in ITC decreased from 29.38% to 29.37% as a result of ITC issuing ordinary shares under the company’s Employees Share Option Scheme. The issue of these shares and change in the Group’s share of ITC resulted in a gain of £8 million (30 June 2021: £8 million; 31 December 2021: £6 million), which is treated as a deemed partial disposal and included in the income statement.

Also in the first half of 2022, the Group impaired the investment in Organigram by £59 million (net of tax), driven by the decrease in that company’s share price.

The share of post-tax results of associates and joint ventures is after the adjusting items noted above, which are excluded from the calculation of adjusted earnings per share as set out on pages 40 and 41.

ADJUSTING ITEMS INCLUDED IN TAXATION

The Group’s tax rate is affected by the adjusting items referred to below and by the inclusion of the share of associates’ and joint ventures’ post-tax profit in the Group’s pre-tax results.

In the six months to 30 June 2022, adjusting tax items included a charge of £6 million (30 June 2021: net credit of £4 million; 31 December 2021: net credit of £91 million). Across all three periods, the adjusting tax items related mainly to the impact of changes in U.S. state tax rates on deferred tax liabilities arising on trademarks recognised in the Reynolds American acquisition in 2017 (with an offsetting impact of tax rate changes on certain deferred tax assets in 2021).

Adjusting tax items also includes £105 million for the six months to 30 June 2022 (30 June 2021: £60 million; 31 December 2021: £119 million) in respect of the taxation on adjusting items, which are described on pages 33 to 36.

As the above items are not reflective of the ongoing business, they have been recognised as adjusting items within taxation. All of the adjustments noted above have been included in the adjusted earnings per share calculation on pages 40 and 41.